                             THE GLENMEDE FUND, INC.




                                   Prospectus

                                December 29, 1999





                      Small Capitalization Growth Portfolio






                               Investment Advisor
                           The Glenmede Trust Company


                             Investment Sub-Advisors
                        Winslow Capital Management, Inc.
                        TCW Funds Management, Inc. (to be
                         named TCW Investment Management
                         Company, as of January 1, 2000)







The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................3
INVESTMENTS...................................................................6
PRICE OF PORTFOLIO SHARES.....................................................8
PURCHASE OF SHARES............................................................8
REDEMPTION OF SHARES..........................................................9
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
     SHARES OF THE PORTFOLIO..................................................9
DIVIDENDS AND DISTRIBUTIONS..................................................10
TAXES    ....................................................................10
MANAGEMENT OF THE PORTFOLIO..................................................12
GENERAL INFORMATION..........................................................14
FINANCIAL HIGHLIGHTS.........................................................14

                               RISK/RETURN SUMMARY


Objective                                                 Long-term capital appreciation consistent with reasonable risk to principal.


Principal Strategies                                      The Portfolio invests primarily in equity securities, such as common stocks, preferred stocks and securities convertible into common and preferred stocks, of companies with market capitalizations, at the time of purchase that are below the largest market capitalization of any stock in the Russell 2000 Growth Index.

                                                          The small capitalization stocks that the Portfolio invests in are primarily growth stocks of U.S. issuers. In general, small capitalization growth stocks offer strong revenue and earnings potential, and accompanying capital growth potential, with less dividend income than small capitalization value stocks.

                                                          The Portfolio uses a multi-manager approach whereby, subject to the approval of Glenmede Fund's Board of Directors, the investment advisor selects sub-investment advisors, each of which manages a portion of the
                                                          Portfolio's assets. The investment advisor monitors the performance of the sub-investment advisors and may change the allocation of assets between them.



Principal Risks of
  Investing                                               Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease.
                                                          Therefore, you could lose money by investing in the Portfolio.

                                                          The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

                                                          The investment advisor's allocation of assets between the
                                                          sub-investment advisors may not achieve its desired effect. Also, the strategy which a sub-investment advisor uses may fail to produce the intended results.

                                                          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who may want to
    invest in the Portfolio                               The Portfolio may be appropriate for you if you want your capital to grow over the long term, are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Bar Chart and
  Performance                                             Table Since the Portfolio has not yet completed a full calendar year of operations, there is no bar chart and performance table information available.


Fees and Expenses of the Portfolio                        This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                          ------------------------------------------------------------
                                                          Annual Portfolio Operating Expenses
                                                          (expenses that are deducted from
                                                          Portfolio assets)
                                                          ------------------------------------------------------------
                                                          Management Fees....................          .85%
                                                          ------------------------------------------------------------
                                                          Other Expenses*....................          .32%
                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------
                                                          Total Annual Portfolio Operating
                                                          Expenses                                    1.17%
                                                          ------------------------------------------------------------

* "Other Expenses" are based on estimated amounts for the current fiscal year.


Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year      3 Years
                                 ------      -------
                                  $119         $372

                                   INVESTMENTS

Objective and Principal Strategies

         To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.

         The Portfolio's investment objective may be changed by the Board members without shareholder approval.

         The objective of the Portfolio is to provide long-term capital appreciation consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities, such as common stocks, preferred stocks and securities convertible into common and preferred stocks, with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. (This amount was $3.4 billion as of September 30, 1999.) The small capitalization stocks that the Portfolio invests in are primarily growth stocks of U.S. issuers. In general, the sub-investment advisors believe that small capitalization growth stocks offer strong revenue and earnings potential, and accompanying capital growth potential, with less dividend income than small capitalization value stocks. As further described in this Prospectus under the heading "Management of the Portfolio," the investment advisor, The Glenmede Trust Company (the "Advisor"), selects one or more sub-investment advisors to manage the Portfolio's assets, subject to the approval of the Fund's Board of Directors. Winslow Capital Management, Inc. ("Winslow Capital") and TCW Funds Management, Inc. ("TCW") each currently serves as a sub-investment advisor to a portion of the Portfolio's assets (collectively, the "Sub-Advisors" or individually, the "Sub-Advisor"). (TCW will change its name to TCW Investment Management Company on January 1, 2000.) The Advisor monitors the performance of the Sub-Advisors and, to the extent it deems appropriate to achieve the Portfolio's investment objective, may change the allocation of assets between them.

         In managing its portion of the Portfolio, Winslow Capital attempts to achieve the Portfolio's objective by generally selecting stocks of companies that have a history of consistent growth, and which Winslow Capital believes have potential for increased earnings and revenue growth. Winslow Capital generally attempts to identify these stocks through its own direct research on the issuers and by working closely with experienced financial analysts who provide Winslow with additional company and industry specific research, including, for example, cash flow, sales growth and earnings per share information. When selling a portfolio security, Winslow Capital generally follows the same research process and will generally sell a security when the issuer's fundamentals, such as revenue growth, earnings growth, return on equity or return on invested capital, no longer support the current stock price.

         In managing its portion of the Portfolio, TCW attempts to achieve the Portfolio's objective by generally selecting stocks of companies that TCW believes have the potential for surprising the marketplace with sustained earnings growth over a three year period above consensus estimates. TCW generally attempts to identify stocks by using a fundamental company-by-company analysis, which may include a review of available financial and other business information, company visits and management interviews. Company analysis is used together with market analysis to screen potential investments and to continuously monitor the value of the securities in the Portfolio. Some of the factors TCW will generally consider in determining whether to sell a security include, without limitation, changes in the price-to-earnings ratio and earnings.

         Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.

         The Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include various short-term instruments, for example, certificates of deposit, time deposits, bankers' acceptances, commercial paper or similar money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective.

Risks

         The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.

Selection of Investments

         The Sub-Advisors evaluate the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

         This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities it may select for investment. The Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in detail in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

Year 2000 Risks

         Like other investment companies and financial service providers, the Portfolio could be adversely affected if the computer systems used by the Advisor, Sub-Advisors and the Portfolio's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem arises because most computer systems were designed to recognize only a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Advisor, Sub-Advisors and administrator are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to ascertain that comparable steps are being taken by the Portfolio's other major service providers. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem. However, there can be no assurance that these steps will be successful, or that interaction with other non-complying computer systems will not adversely impact the Portfolio. In addition, to the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 Problem, or prices of securities held by the Portfolio decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.

                            PRICE OF PORTFOLIO SHARES

         The price of shares issued by the Portfolio is based on the Portfolio's net asset value ("NAV"). The Portfolio's NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

         Marketable equity securities are priced at market value. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund").


                               PURCHASE OF SHARES

         Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its affiliated companies ("Affiliates") and to other institutions (the "Institutions"), at the NAV per share next determined after receipt of the purchase order by the transfer agent. The minimum initial investment is $25,000; the minimum for subsequent investment is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that it and its Affiliates' minimum and subsequent investment requirements for their clients' investments in the Portfolio are the same as those for Glenmede Fund. Other Institutions may have such requirements. If you wish to purchase shares in the Portfolio you should contact the Advisor by telephone or facsimile or your Institution.

         Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio through the Advisor.

         Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES

         You may redeem shares of the Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact the Advisor or your Institution.

         You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. Redemption orders are effected at the NAV per share next determined after receipt of the order. Glenmede Fund may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

         Redemption proceeds are normally paid in cash, although Glenmede Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio's NAV, whichever is less, within a 90 day period. Any additional redemption proceeds would be made in readily marketable securities.


            ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
                             SHARES OF THE PORTFOLIO

         Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.

                           DIVIDENDS AND DISTRIBUTIONS

         The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

         The Portfolio normally distributes any realized net capital gains at least once a year.


                                      TAXES

Federal

         The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable to you as ordinary income unless you are currently exempt from Federal income taxes whether you receive the distribution in cash or reinvested in additional shares.

         Dividends paid by the Portfolio will generally be taxable to you as ordinary income or capital gains. Distributions by the Portfolio attributable to its "net capital gain" (the excess of its net long-term capital gain - i.e., gains on assets held more than 12 months - over its net short-term capital loss), if any, qualify as "capital gains distributions." These distributions are taxable to you as long-term capital gain, regardless of how long you have held the shares. For individuals, long-term capital gain is generally subject to a maximum federal tax rate of 20%.

         The Portfolio expects that its investment objective will generally cause its annual distributions to consist primarily of capital gains rather than ordinary income. That will not be the case, however, in any year unless in that year the Portfolio's net capital gains exceed its net investment income.

         If you are considering a purchase of shares of the Portfolio on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you. This is known as "buying into a dividend."

         You may realize a capital gain or loss upon redemption or transfer of your shares of the Portfolio, depending upon the tax basis of your shares and their price at the time of redemption or transfer. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months. However, in the case of shares held six months or less, any capital loss will be recharacterized as long-term capital loss to the extent of capital gain dividends previously received on the shares.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser with specific reference to your own tax situation. You will be advised at least annually as to the federal income tax consequences of distributions made each year.

State and Local Taxes

         You may also be subject to state and local taxes on distributions from the Portfolio. You should consult with your tax adviser with respect to the tax status of distributions from the Portfolio in your state or locality.

                           MANAGEMENT OF THE PORTFOLIO

Investment Advisor and Sub-Investment Advisors

         The Glenmede Trust Company with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio (the "Advisor"). The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation. At September 30, 1999, the Advisor had over $15.7 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under an Investment Advisory Agreement with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, directly or through sub-advisors, manages the investment and reinvestment of the assets of the Portfolio. Specifically, the Advisor continuously reviews, supervises and administers the investment program of the Portfolio, determines in its (or any selected sub-advisor determines in its) discretion the investment decisions for the Portfolio and the securities to be purchased or sold, and monitors the services performed by the selected sub-advisors. For its services, the Advisor is entitled to receive a management fee from the Portfolio at an annual rate of .25% of the Portfolio's average daily net assets. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.

         Pursuant to the Investment Advisory Agreement, the Advisor serves as investment advisor to the Portfolio using a multi-manager approach by which the Advisor is permitted to select sub-advisors, subject to the approval of Glenmede Fund's Board, and allocate the Portfolio's assets between them. When determining how to allocate Portfolio assets between sub-advisors, the Advisor considers a number of factors, including, without limitation, the sub-advisor's investment style and performance record as well as the characteristics of the sub-advisor's typical portfolio investments. The Advisor monitors the performance of each sub-advisor and the Portfolio and, to the extent it deems appropriate to achieve the Portfolio's investment objective, may change the allocation of Portfolio assets between the sub-advisors. Bruce D. Simon, Chief Investment Officer of the High Net Worth Division of the Advisor, is primarily responsible for evaluating the performance of the sub-advisors. Mr. Simon has been employed by the Advisor as a portfolio manager since 1994.

         As of the date of this Prospectus, the assets of the Portfolio are managed in part by Winslow Capital and in part by TCW pursuant to Sub-Investment Advisory Agreements entered into with the Advisor and Glenmede Fund. For its services, each Sub-Advisor is entitled to receive a management fee from the Portfolio at an annual rate of .60% of the portion of the Portfolio's average daily net assets allocated to that Sub-Advisor. Each Sub-Advisor, subject to the control and supervision of the Advisor and Glenmede Fund's Board, and in conformance with the stated investment objectives and policies of the Portfolio, performs sub-advisory and portfolio transaction services for the Portfolio. These services include managing the Portfolio's holdings in accordance with the Portfolio's investment objective and policies, making investment decisions concerning investments for the Portfolio, placing purchase and sale orders for portfolio transactions and providing the Advisor and the Board with records and regular reports concerning the discharge of its responsibilities.

         Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital was founded in 1992 to manage a limited number of growth equity accounts for corporations, endowments, foundations, public funds and other institutions. The firm is 100% employee owned and is a registered investment advisor. As of September 30, 1999, Winslow Capital managed over $1.2 billion assets for 23 clients.

         Winslow Capital employs a team approach to manage its allocated portion of the Portfolio's assets; however, Joseph J. Docter is primarily responsible for implementing the principal investment strategy. Mr. Docter has been a Managing Director and portfolio manager at Winslow Capital since joining the firm in April 1997. From 1996 to 1997, Mr. Docter was a partner and equity portfolio manager at Baird Capital Management. For 12 years prior to that, he was an analyst and portfolio manager with Firstar Investment Research and Management Company (FIRMCO) in Milwaukee, Wisconsin. At FIRMCO, he was responsible for the start-up and portfolio management for the Emerging Growth product. He managed in excess of $1.1 billion in individually managed institutional assets, mutual funds and commingled trust funds. A Chartered Financial Analyst, Mr. Docter graduated from the University of Wisconsin with a Masters in Business Administration in 1984. He also received undergraduate degrees in Finance and Economics from the University of Wisconsin.

         TCW is located at 865 S. Figueroa Street, Los Angeles, California, 90017. It is a wholly-owned subsidiary of The TCW Group, Inc. Established in 1971, TCW Group's direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. Mr. Douglas Foreman, Mr. Christopher Ainley and Mr. Charles Larsen jointly manage TCW's portion of the Portfolio's assets. Mr. Foreman is the firm's Group Managing Director and Chief Investment Officer-U.S. Equities. He joined TCW as a Group Managing Director in 1994. Prior to that time, he spent eight years at Putnam Investment in Boston, Massachusetts. Mr. Foreman spent his last five years at Putnam managing institutional accounts and mutual funds for clients. A Chartered Financial Analyst, Mr. Foreman graduated with distinction from the U.S. Naval Academy, receiving a B.S. in Marine Engineering and an M.B.A. from Harvard University. Mr. Ainley has been a Managing Director and portfolio manager at TCW since joining the firm in 1994. Prior to that time, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Previously, he was Vice President, Equity Research Analyst for J.P. Morgan Investment Management, Tax Supervisor for Coopers & Lybrand, and also served as Director of Programming for the New England Council, Inc. Mr. Ainley received a B.A. from Tufts University and an M.B.A. from Harvard University. Mr. Larson is also a Managing Director and portfolio manager at TCW. He joined the firm in 1984 as a portfolio manager, having worked the previous 16 years for CIGNA Investment Management Company, where he was Senior Vice President and Portfolio Manager. Mr. Larsen is a Chartered Financial Analyst and a Chartered Investment Counselor. He graduated from Duke University with an A.B. in History and from Columbia Business School with an M.B.A. in Finance.

                               GENERAL INFORMATION

         If you have any questions regarding the Portfolio contact Glenmede Fund at the address or telephone number stated on the back cover page.


                              FINANCIAL HIGHLIGHTS

            The Portfolio had not commenced investment operations as of December 29, 1999. Therefore, no financial highlights information is available.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Where to find more information

More Portfolio information is available to you upon request and without charge:

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's SAI. You may also request other information about the Portfolio, and make inquiries.

  Write to:

                  The Glenmede Fund, Inc.
                  One South Street
                  Baltimore, MD  21202

  By phone:
                  1-800-442-8299


Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Glenmede Fund's Investment Company Act File No. is 811-5577

                             THE GLENMEDE FUND, INC.
                                 (800) 442-8299

                      SMALL CAPITALIZATION GROWTH PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 29, 1999

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") Prospectus dated December 29, 1999 with respect to the Small Capitalization Growth Portfolio, as amended or supplemented from time to time (the "Prospectus"). No investment in shares of the Small Capitalization Growth Portfolio should be made without first reading the Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus is available without charge, upon request, by calling the Fund at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Prospectus.

                             Table of Contents Page

THE FUND......................................................................1
INVESTMENT STRATEGIES.........................................................1
INVESTMENT POLICIES AND RISKS.................................................2
PRICE OF PORTFOLIO SHARES.....................................................6
PURCHASE OF SHARES............................................................6
REDEMPTION OF SHARES..........................................................7
SHAREHOLDER SERVICES..........................................................7
PORTFOLIO TURNOVER............................................................7
INVESTMENT LIMITATIONS........................................................7
MANAGEMENT OF THE FUND........................................................9
INVESTMENT ADVISORY AND OTHER SERVICES.......................................12
PORTFOLIO TRANSACTIONS.......................................................15
ADDITIONAL INFORMATION CONCERNING TAXES......................................15
PERFORMANCE CALCULATIONS.....................................................17
GENERAL INFORMATION..........................................................19
FINANCIAL STATEMENTS.........................................................20
OTHER INFORMATION............................................................20
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS...........................A-1

                                    THE FUND

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize its Board of Directors to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (collectively, the "Portfolios") from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, Glenmede Fund is offering shares of the following Portfolios: International Equity Portfolio, Large Cap Value Portfolio, Small Capitalization Equity Portfolio (Advisor Shares and Institutional Shares), Small Capitalization Growth Portfolio, Tax Managed Equity Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Institutional International Portfolio. This Statement of Additional Information pertains to the Small Capitalization Growth Portfolio.

         Glenmede Fund is an open-end, management investment company. The Small Capitalization Growth Portfolio (the "Portfolio") is a diversified Portfolio of Glenmede Fund.


                              INVESTMENT STRATEGIES

         The following investment strategies supplement those set forth in the Prospectus. Unless specified below and except as described under "Investment Limitations," the following investment strategies are not fundamental and the Fund's Board may change such strategies without shareholder approval.

         The Portfolio may invest in securities located outside the United
States.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Growth Index. However, if warranted in the judgement of the Sub-Advisors, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

                          INVESTMENT POLICIES AND RISKS

Repurchase Agreements

         The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor and Sub-Advisors. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the Portfolio to be subject to repurchase agreements.

         In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Portfolio at not less than the agreed upon repurchase price.

          If the seller defaults on its repurchase obligation, the Portfolio will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

         Repurchase agreements that do not provide for payment to the Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

Borrowing

         As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes. If the market value of a Portfolio's securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

Securities Lending

         The Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Sub-Advisors in making decisions with respect to the lending of securities, subject to review by the Fund's Board.

         There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis. Therefore, the Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities.

"When Issued," "Delayed Settlement," and Forward Delivery Securities

         The Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         The Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. The Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

         Securities purchased or sold on a "when issued," "delayed settlement" or "forward delivery" basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, the Portfolio relies on the seller to complete the transaction; the seller's failure to do so may cause the Portfolio to miss an advantageous price or yield.

Investment Company Securities

         In connection with the management of its daily cash positions, the Portfolio may invest in securities issued by other open-end or closed-end investment companies which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. Except as otherwise permitted under the 1940 Act, the Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which the Portfolio invests may decline in value.

Illiquid Securities

         The Portfolio will not invest more than 15% of its net assets in securities that are illiquid. These securities are subject to the risk that should the Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price.

Foreign Securities

         The Portfolio may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

         Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         Although the Portfolio may invest in securities denominated in foreign currencies, the Portfolio values its securities and other assets in U.S. dollars. As a result, the NAV of the Portfolio's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolio makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio's securities in its local market. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolio's securities in its local market. In addition to favorable and unfavorable currency exchange rate developments, the Portfolio is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Interest Rate Risks

         The Portfolio may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

Credit Risks

         Because the Portfolio may invest in fixed-income securities, it is subject to "credit risk"-- the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         The Portfolio may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

U.S. Government Obligations

         The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

                            PRICE OF PORTFOLIO SHARES

         The NAV per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less liabilities, by the total number of its shares outstanding.

         Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.

         The Portfolio's marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Sub-Advisors believe such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which
(i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

         Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board. These securities may trade on days when shares of the Portfolio are not priced; as a result, the NAV of shares of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


                               PURCHASE OF SHARES

         The purchase price of shares of the Portfolio is the NAV next determined after receipt of the purchase order by the Fund. It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), the Fund's transfer agent, and to deliver required funds to The Chase Manhattan Bank, N.A., the Fund's custodian, on a timely basis.

         The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Fund, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objectives and policies.

                              REDEMPTION OF SHARES

         Redemption proceeds are normally paid in cash, although Glenmede Fund has elected to be governed by rule 18f-1 under the 1940 Act which permits it to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio's NAV, whichever is less, within a 90 day period. Any additional redemption proceeds would be made in readily marketable securities.

                              SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolio to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         The Portfolio will not normally engage in short-term trading, but reserves the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor and Sub-Advisors will not consider turnover rate a limiting factor in making investment decisions consistent with the Portfolio's investment objectives and policies.

                             INVESTMENT LIMITATIONS

         The Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:

         (1) invest in commodities or commodity contracts, except that the Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9)      underwrite the securities of other issuers;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs; and

         (14) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. Borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of the Portfolio's total net assets.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

         The Fund's officers, under the supervision of the Board, manage the day-to-day operations of the Fund. The Board members set broad policies for the Fund and choose its officers.

Board Members and Officers

         The business and affairs of the Fund are managed under the direction of the Board. The following is a list of the Board members and officers of the Fund and a brief statement of their principal occupations during the past five years:

Name and Address                          Age      Principal Occupation During Past Five Years
---------------------------               ---      -------------------------------------------
H. Franklin Allen, Ph.D.                   43      Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                 Portfolios; Nippon Life Professor of Finance and Economics;
The Wharton School                                 Professor of Finance and Economics from 1990-1996; Vice Dean and
University of Pennsylvania                         Director of Wharton Doctoral Programs from 1990-1993.  He has been
Philadelphia, PA  19104-6367                       employed by The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.                    78      Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                              Portfolios; Director, Penn Engineering & Manufacturing Corp.;
Wyndmoor, PA  19118                                Former Director of Georgia-Pacific Corp.; Former Managing Director
                                                   of Paine Webber, Inc.

John W. Church, Jr.*                       67      Chairman and Director of Glenmede Fund; Chairman and Trustee of The
44 Wistar Road                                     Glenmede Portfolios; Retired, formerly the Executive Vice President
Villanova, PA  19085                               and Chief Investment Officer of The Glenmede Trust Company from
                                                   1979 - 1997.

Francis J. Palamara                        74      Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                     Portfolios; Trustee of Gintel Fund; Former Director of XTRA
Phoenix, AZ  85064-4024                            Corporation; Former Executive Vice President--Finance of ARAMARK,
                                                   Inc.

G. Thompson Pew, Jr.*                      57      Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
310 Caversham Road                                 Director of The Glenmede Trust Company; Former Director of Brown &
Bryn Mawr, PA  19010                               Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer of
                                                   Philadelphia Investment Banking Co.; Former Director and Officer of
                                                   Valley Forge Administrative Services Company.

Mary Ann B. Wirts                          48      President of Glenmede Fund and the Glenmede Portfolios; First Vice
One Liberty Place                                  President and Manager of The Fixed Income Division of The Glenmede
1650 Market Street, Suite 1200                     Trust Company.  She has been employed by The Glenmede Trust Company
Philadelphia, PA  19103                            since 1982.

Kimberly C. Osborne                        33      Executive Vice President and Treasurer of Glenmede Fund and the
One Liberty Place                                  Glenmede Portfolios; Vice President of The Glenmede Trust Company.
1650 Market Street, Suite 1200                     She has been employed by The Glenmede Trust Company since 1993.
Philadelphia, PA  19103


Michael P. Malloy                          40      Secretary of Glenmede Fund; Partner in the law firm of Drinker
One Logan Square                                   Biddle & Reath LLP.
18th and Cherry Streets
Philadelphia, PA 19103-6996

--------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

         Messrs. Allen, Boothby, Church, Palamara and Pew are members of the Audit and Valuation Committees of the Board of Directors. The Audit Committee, among other things, reviews the results of the annual audit and recommends to the Fund the firm to be selected as independent auditors. The Valuation Committee determines, in consultation with the Fund's administrator and Advisor, the fair value of certain securities pursuant to procedures adopted by the Board of Directors.

Remuneration of Board Members

         Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $11,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit or Valuation Committees. Officers of the Fund receive no compensation as officers from the Fund.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1998, from Glenmede Fund and Glenmede Portfolios (collectively, the "Funds"). Each director of Glenmede Fund is also a trustee of Glenmede Portfolios.


                                                                           Pension or
                                                                           Retirement        Estimated
                                       Aggregate        Aggregate           Benefits          Annual           Total
                                     Compensation      Compensation           Total          Benefits      Compensation
          Name of                        from         from Glenmede        Part of the         Upon          from the
     Person, Position                Glenmede Fund     Portfolios        Funds' Expense     Retirement         Funds
     ----------------                -------------     ----------        --------------     ----------     ------------

Dr. H. Franklin Allen, Ph.D.,          $14,197           $1,054              None              None           $15,250
Director/Trustee

Willard S. Boothby, Jr.,               $12,946           $1,054              None              None           $14,000
Director/Trustee

John W. Church, Jr.                    $15,446           $1,054              None              None           $16,500
Director/Trustee

Francis J. Palamara,                   $12,946           $1,054              None              None           $14,000
Director/Trustee

G. Thompson Pew, Jr.,                  $14,197           $1,054              None              None           $15,250
Director/Trustee

                INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor and Sub-Investment Advisors

         The Advisor, The Glenmede Trust Company, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 79 shareholders. The Corporation has a nine person Board of Directors which, at December 31, 1998, collectively, owned 98.67% of the Corporation's voting shares and 36.18% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at December 31, 1998 are as follows:

The Glenmede Corporation                 Percent of          Percent of
Board of Directors                      Voting Shares       Total Shares
------------------                      -------------       ------------

Susan W. Catherwood.................        10.83%              1.16%
Richard F. Pew......................        10.83%              1.00%
Thomas W. Langfitt, M.D.............        11.07%              8.87%
Arthur E. Pew III...................        10.83%              1.00%
J. Howard Pew, II...................        10.83%              1.35%
J. N. Pew, III......................        11.07%              5.06%
J. N. Pew, IV.......................        11.07%              1.36%
R. Anderson Pew.....................        11.07%              5.64%
Ethel Benson Wister.................        11.07%             10.74%
                                            ------             ------
                                            98.67%             36.18%

         A Sub-Advisor, Winslow Capital Management, Inc., was founded in 1992 to manage a limited number of growth equity portfolios for corporations, endowments, foundations, public funds and other institutions. The firm is 100% employee owned. These shareholders also act as the firm's Board of Directors and their respective interests in the firm at September 30, 1999 are as follows:

                              Name            Percent of Ownership
                              ----            --------------------
                 Clark J. Winslow                      53%
                 Richard E. Pyle, CFA                  21%
                 R. Bart Wear, CFA                     12%
                 Joseph J. Docter, CFA                  7%
                 Jon R. Foust                           7%
                                                     -----
                                                      100%

         A Sub-Advisor, TCW Funds Management, Inc., ("TCW") is a wholly-owned subsidiary of The TCW Group, Inc. (TCW will change its name to TCW Investment Management Company on January 1, 2000.) Established in 1971, The TCW Group, Inc.'s direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Ownership of The TCW Group, Inc. lies approximately 95% with employees and 5% with the directors. Robert A. Day, who is Chairman of the Board of Directors of The TCW Group, Inc. may be deemed to be a control person of TCW, by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

         The Advisor is entitled to receive a fee from the Portfolio for its services, calculated daily and payable monthly, at the annual rate of .25% of the Portfolio's average daily net assets, and each Sub-Advisor is entitled to receive a fee from the Portfolio for its services, calculated daily and payable monthly, at the annual rate of .60% of that portion of the Portfolio's average daily net assets that the Sub-Advisor manages.

         Shareholders in the Portfolio may be clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $2 million of principal, .60% on the next $3 million of principal and .50% on the next $5 million of principal. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

Administrative, Transfer Agency and Dividend Paying Services

         Investment Company Capital Corporation ("ICC"), One South Street, Baltimore, Maryland 21202, serves as the Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of the Funds' investments. ICC is an indirect subsidiary of Deutsche Bank AG. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from the Funds equal to .12% of the first $100 million of the combined net assets of all portfolios of the Funds; .08% of the next $150 million of the combined net assets of all portfolios of the Funds; .04% of the next $500 million of the combined net assets of all portfolios of the Funds; and .03% of the combined net assets of all portfolios of the Funds over $750 million. The fee is allocated to each portfolio based on its relative net assets.

Shareholder Services Plan

         Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998 under which the Fund may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in the Portfolio. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Fund. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolio. The fee, which is at an annual rate of .25%, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolio in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the Portfolio and will result in an equivalent increase to the Portfolio's Total Annual Portfolio Operating Expenses.

         The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Fund on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

         The Advisor has entered into an Agreement with the Fund to provide shareholder support services to their clients who beneficially own shares of the Portfolio.

Custodian

         Custody services are provided to the Portfolio by The Chase Manhattan Bank, N.A., 3 Chase Metrotech Center, Brooklyn, New York 11245.

Distributor

         Shares of the Fund are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), Two Portland Square, Portland, Maine 04101, pursuant to a Distribution Agreement between the Fund and ICC Distributors. ICC Distributors receives no fee from the Fund for its distribution services.

Independent Accountants

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, serves as the Fund's independent accountants and will audit its financial statements annually.

Counsel

         Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Fund.

Reports

         Shareholders will receive unaudited semi-annual financial statements and audited annual financial statements.

                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement and the Sub-Advisory Agreements authorize the Advisor and the Sub-Advisors, to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and direct the Advisor or each Sub-Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Advisor or each Sub-Advisor may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor or each Sub-Advisor under the Investment Advisory Agreement and the Sub-Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor or each Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or each Sub-Advisor to the Portfolio and the Advisor's or each Sub-Advisor's other clients.

         Because shares of the Portfolio are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor or each Sub-Advisor may place portfolio orders with qualified broker-dealers who refer clients to it.

         Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Advisor or Sub-Advisors. If the purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Advisor or Sub-Advisors and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor or Sub-Advisors. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio.


                ADDITIONAL INFORMATION CONCERNING TAXES

General

           The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. (In general, the Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year.) In addition, the Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year and the diversification of its investments as of the end of each quarter.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. The Portfolio will designate such distributions as capital gain distributions in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain distributions received with respect to the shares.

         If for any taxable year the Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Other Tax Matters

        Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolio may make or enter into will be subject to the special currency rules described above.

Miscellaneous

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


                            PERFORMANCE CALCULATIONS

         The Portfolio may compare the total returns of its shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the Russell 2000 Growth Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total returns of the shares of the Portfolio may also be compared to data prepared by Lipper, Inc. ("Lipper").

         Performance quotations represent the Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any other management fees charged by the Advisor, an Affiliate to its respective clients, or Institutions to their respective clients will not be included in the Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return as appropriate.

         The Portfolio computes its average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                              T    =     [( ERV  )1/n - 1]
                                            ---
                                            P
                       Where: T    =     average annual total return.

                            ERV    =     ending redeemable value at the end of
                                         the period covered by the computation
                                         of a hypothetical $1,000 payment made
                                         at the beginning of the period.

                              P    =     hypothetical initial payment
                                         of $1,000.

                              n    =     period covered by the
                                         computation, expressed in
                                         terms of years.

         The Portfolio computes its aggregate total return by determining the aggregate rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              T    =     [(  ERV  ) - 1]
                                             ---
                                             P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Portfolio's average annual total return and aggregate total return do not reflect any other fees that may be charged by the Advisor, an Affiliate to its respective clients, or Institutions to their respective clients. See "Investment Advisory and Other Services."

         As of the date of this Statement of Additional Information, the Portfolio has not commenced investment operations and, accordingly, no performance figures are available.

                               GENERAL INFORMATION

Description of Shares and Voting Rights

         The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund voting for the election of its Board members can elect 100% of the Board if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. The Fund will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. The Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communication in such matters.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

Certain Record Holders

         As of September 30, 1999, the Advisor held of record substantially all of the outstanding shares of each of the Glenmede Fund's Portfolios (including the Advisor and Institutional Share classes of the Small Capitalization Equity Portfolio). For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of September 30, 1999, the directors and officers of the Glenmede Fund collectively owned less than 1% of the outstanding shares of each Portfolio of Glenmede Fund. As of the date of this Statement of Additional Information, The Glenmede Trust Company, the Small Capitalization Growth Portfolio's initial shareholder, owned all of this Portfolio's outstanding shares.

Dividends and Distributions

         The Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for the Portfolio cannot be predicted.

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating its NAV per share. Therefore, on the Portfolio's "ex-dividend" date, the NAV per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share NAV of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.


                              FINANCIAL STATEMENTS

         No Financial Statements are supplied for the Portfolio because, as of the date of the Prospectus and this Statement of Additional Information, the Portfolio had no operating history.


                                OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

Commercial Paper Ratings

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

                  'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

                  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

Description of U.S. Government Securities and Certain Other Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the Portfolio and will not entitle either the Portfolio or its shareholders to any foreign tax credit for U.S. federal income tax purposes.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Equity and Bond Funds, other than the Colorado Tax-Exempt Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts.

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.

                  General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies.

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.

                  Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts.

                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.

                  The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed.

Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

                  Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the

"mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.